CONNECTIVITY, INC.

                              FINANCIAL STATEMENTS

                        AND INDEPENDENT AUDITORS' REPORT

                          YEAR ENDED DECEMBER 31, 2001

                               CONNECTIVITY, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2001





                                TABLE OF CONTENTS
                                -----------------



                                                                         PAGE
                                                                         ----

         INDEPENDENT AUDITORS' REPORT                                      1


         FINANCIAL STATEMENTS:

           Balance Sheet                                                   2

           Statement of Income and Accumulated Deficit                     3

           Statement of Cash Flows                                         4

           Notes to Financial Statements                                  5-9





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                          INDEPENDENT AUDITORS' REPORT



Board of Directors
Connectivity, Inc.
Lauderhill, Florida



We have audited the accompanying balance sheet of Connectivity, Inc. as of December 31, 2001, and the related statements of operations and accumulated deficit and cash flows, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Connectivity, Inc. as of December 31, 2001, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




SHELDON, RIBOTSKY & LEVINE, P.A.
Certified Public Accountants

February 14, 2003

North Miami, Florida

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                               CONNECTIVITY, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2001



                                   A S S E T S


CURRENT ASSETS:
  Cash                                                                $   2,624
  Accounts receivable                                                    34,355
  Inventories                                                            39,832
  Investments                                                             2,000
                                                                      ---------

     Total current assets                                                78,811
                                                                      ---------



PROPERTY AND EQUIPMENT, Net                                              29,706
                                                                      ---------

                                                                      $ 108,517
                                                                      =========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT


CURRENT LIABILITIES:
  Line of credit                                                      $  19,100
  Accounts payable                                                       21,022
  Short-term financing arrangements                                      54,057
  Financing arrangements with affiliated entities                       200,442
  Current portion of long-term debt                                       4,136
                                                                      ---------

     Total current liabilities                                          298,757
                                                                      ---------

LONG TERM DEBT
  Notes payable                                                           2,637
  Capital leases                                                            426
                                                                      ---------

                                                                          3,063
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
  Common stock, $1 par value; 7,500 shares authorized;
  3,660 shares issued and outstanding                                     3,660
  Additional paid in capital                                             64,654
  Stockholders' deficit                                                (261,617)
                                                                      ---------

     TOTAL STOCKHOLDERS' DEFICIT                                       (193,303)
                                                                      ---------

                                                                      $ 108,517
                                                                      =========

    The accompanying notes are an integral part of these financial statements

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                               CONNECTIVITY, INC.

                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 2001






REVENUE
  Product sales                                                       $ 902,014
  Commissions                                                            37,500
                                                                      ---------

                                                                        939,514

COST OF REVENUES                                                        563,742
                                                                      ---------

GROSS PROFIT                                                            375,772

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
  Salaries and benefits                                                  98,850
  Commissions                                                           114,050
  Office expense                                                         45,060
  Rent                                                                   20,352
  Advertising                                                            26,943
  Repairs and maintenance                                                 4,253
  Travel                                                                 16,869
  Depreciation                                                            9,466
  Professional fees                                                       2,618
  Interest and factor fees                                               45,293
                                                                      ---------

                                                                        383,754
                                                                      ---------
LOSS BEFORE INCOME TAXES                                                 (7,982)

PROVISION FOR INCOME TAXES                                                 --
                                                                      ---------

NET LOSS                                                                 (7,982)

ACCUMULATED DEFICIT - BEGINNING OF YEAR                                (253,635)
                                                                      ---------

ACCUMULATED DEFICIT - END OF YEAR                                     $(261,617)
                                                                      =========









    The accompanying notes are an integral part of these financial statements

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                               CONNECTIVITY, INC.

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2001



OPERATING ACTIVITIES:
  Net loss                                                             $ (7,982)
  Adjustments to reconcile net loss to net
   cash used by operating activities:
      Depreciation                                                        9,466
      Changes in assets and liabilities:
        Accounts receivable                                             (11,722)
        Inventories                                                     (28,130)
        Accounts payable                                                (19,720)
                                                                       --------

       Net cash (used) by operating activities                          (58,088)
                                                                       --------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                     (9,966)
                                                                       --------

       Net cash (used) by investing activities                           (9,966)
                                                                       --------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments in short-term financing arrangements               (54,513)
  Proceeds from short-term financing arrangements                        79,026
  Proceeds from financing arrangements with affiliated entities          40,815
  Proceeds from notes payable                                             4,540
  Principal payments on notes payable and capital lease obligations     (28,897)
  Issuance of common stock                                               30,000
  Investment in affiliated entity                                        (2,000)
                                                                       --------

       Net cash provided by financing activities                         68,971
                                                                       --------


NET INCREASE IN CASH                                                        917

CASH - BEGINNING OF YEAR                                                  1,707
                                                                       --------

CASH - END OF YEAR                                                     $  2,624
                                                                       ========



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
     CASH PAID FOR INTEREST                                            $ 45,293
                                                                       ========

     NOTE PAYABLE CONVERTED INTO COMMON STOCK                          $ 30,000
                                                                       ========



   The accompanying notes are an integral part of these financial statements.

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                               CONNECTIVITY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001





NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF BUSINESS - Connectivity, Inc. ("the Company"), incorporated on May 28, 1997 in the State of Florida, is a marketing and sales company for wireless call boxes and call box networks that employ radio technology to provide two way voice or voice and visual communication between the call box user and the monitor. The wireless call boxes are sold direct or through authorized re-sellers to a range of industries including education, transportation, corporate, military, manufacturing and recreation. The Company, which is headquartered in Lauderhill, Florida, purchases substantially all of its wireless call boxes from Econo-Comm, Inc. d/b/a Mobile Communications ("Mobile"), a company affiliated through common management (See Notes 7 and 8)

          BUSINESS COMBINATIONS - On May 30, 2002 the Company was acquired by SRC Technologies, Inc. (SRC) in a stock for stock tax free exchange and the Company became a 100% owned subsidiary of SRC.

          On October 17, 2002 SRC signed a letter of intent to be acquired by Career Engine Network, Inc. ( a publicly held company) in which SRC would become a 100% wholly owned subsidiary.

          USE OF ESTIMATES - The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          BAD DEBTS - The Company accounts for bad debts using the direct write-off method which management believes does not materially differ from the allowance method.

          SALES OF ACCOUNTS RECEIVABLE - The Company records losses from the sale of accounts receivable that represent the difference between the fair value of the account receivable sold and the proceeds received from the sale. Generally, the party purchasing the accounts receivable (the "Purchaser") holds in escrow a portion of the sales proceeds until the accounts receivable are collected and adjusts the purchase price based on the collection period over thirty days. The Company reports escrow balances with the Purchaser in accounts receivable. The Company estimates the fair value of escrow balances based on the value expected to be realized, which is the balance in escrow less estimated adjustments for collection periods over thirty days (See Note 8).

          INVENTORIES - The Company's inventories consist of stanchions on which the wireless call boxes are mounted prior to installation and various accessories used to power and secure the wireless call boxes at the prescribed installation locations. Inventories are stated at the lower of cost, using the specific identification or first-in, first-out method, or market.

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                               CONNECTIVITY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001





NOTE 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

          PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Major renewals or betterments are capitalized, while maintenance and repairs that do not improve or extend the useful lives of the assets are charged to expense as incurred. Costs related to the initial design and implementation of the Company's Internet web page have been capitalized, while the costs of web page maintenance are expenses as incurred. Assets are depreciated over their estimated useful lives using the straight-line method. The estimated useful lives are as follows:

                     Office equipment                          5-7 Years
                     Furniture and fixtures                   7-10 Years
                     Internet web page and software              3 Years
                     Installation equipment                   5-10 Years


          The Company records impairment losses on property and equipment used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.

          STARTUP ACTIVITIES - Costs associated with the organization and start-up activities of the Company are expenses as incurred.

          SHORT-TERM FINANCING ARRANGEMENTS - The Company accounts for credit card obligations as short-term financing arrangements. The obligations require minimum monthly payments that are based on approximately 3% of the outstanding balance and interest accrued on the outstanding balances at rates ranging from 10.5% to 25%.

          FINANCING ARRANGEMENTS WITH AFFILIATED ENTITIES - Mobile, which manufactures the wireless call boxes sold by the Company, has offered extended terms of credit to the Company for the purchase of wireless call boxes. The extension of credit terms was provided to finance marketing and start-up costs of the Company. Because the credit terms with Mobile have not been reduced to a written agreement, the Company reports the amount payable to Mobile as a current liability.

          REVENUE RECOGNITION - The Company recognizes revenue from the sale of a product upon installation or delivery to the customer, depending on the terms of the underlying sales agreement.

          INVESTMENT - During 2001 the company purchased 40,000 shares of Southern Dragon, Inc., the company that acquired Connectivity during 2002 (See Note 1) for $2,000 and is carried at fair value.

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                               CONNECTIVITY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001



NOTE 1  - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

          INCOME TAXES - Income taxes are estimated for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred taxes related primarily to differences between the financial reporting basis and income tax basis of assets and liabilities. Deferred tax assets and liabilities represent future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes may also be recognized for operating losses that are available to offset future taxable income. Deferred taxes are adjusted for changes in tax laws and tax rates when those changes are enacted.

          In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. Management considers the reversal of any deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Valuation allowances are established, when necessary, to reduce the deferred tax assets to the amount expected to be realized.

NOTE 2  - PROPERTY AND EQUIPMENT

          Property and equipment consist of the following at December 31, 2001:

                     Office equipment                             $  21,877
                     Furniture and fixtures                          13,107
                     Internet web page and software                  13,000
                     Installation equipment                           5,126
                                                                  ---------
                                                                     53,110
                     Less accumulated depreciation                  (23,404)
                                                                  ---------

                                                                  $  29,706
                                                                  =========

NOTE 3  - NOTE PAYABLE

          The Company's note payable consist of the following at December 31, 2001:

          A note payable with a financial institution dated July 2, 2001. The note, which accrued interest at 14% interest per annum, is payable in monthly installments of principal and interest of $156. The note is collateralized with certain installation equipment.

                                                                      4,021
                  Less current portion                                1,384
                                                                  ---------

                                                                  $   2,637
                                                                  =========

                                                                  (Continued)

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                               CONNECTIVITY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001




NOTE 3  - NOTE PAYABLE - (CONTINUED)

          Scheduled maturities of the long-term portion of notes payable at December 31, 2001 are as follows:


                         December 31,
                         ------------

                              2002                 $    1,384
                              2003                      1,596
                              2004                      1,041
                                                   ----------
                                                   $    4,021



NOTE 4  - CAPITAL LEASE OBLIGATIONS

          The Company leases certain office equipment under various capital lease agreements. The total cost and accumulated depreciation of equipment under these capital leases was $10,185 and $5,196, respectively, at December 31, 2001. Depreciation of the leased equipment is charged against operations and included in the reported depreciation expense. The minimum monthly payment under these capital lease agreements is $406. Future minimum lease payments under these capital leases are as follows:

                     December 31,              Interest         Principal
                     -------------             --------         ---------

                         2002                  $    470         $   2,752
                         2003                        22               426
                                               --------         ---------
                                               $    492         $   3,179
                                               ========         =========


NOTE 5  - INCOME TAXES

          Deferred income taxes are primarily the result of unused operating loss carryforwards that may be applied against future taxable income and the reporting of tax basis versus book value on certain assets and liabilities and the accruing of certain expenses differently for income tax purposes versus financial reporting purposes. The Company has net operating loss carryforwards of approximately $32,402 that expire in 2019 and 2020. The tax effects of temporary differences that give rise to deferred taxes are as follows at December 31, 2001:

                 Deferred tax assets:
                   Net operating loss carryforwards             $    4,860

                   Valuation allowance                               4,860
                                                                ----------
                                                                $        -
                                                                ===========

                                                                (Continued)

                                        9

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                               CONNECTIVITY, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 2001





NOTE 6  - OPERATING LEASE COMMITMENTS

          The Company leases office space under a month to month agreement for monthly rent of $1,696.

NOTE 7  - TRANSACTIONS WITH AFFILIATES

          The Company purchases its wireless call boxes from Mobile, an entity affiliated with the Company through common management. During the year ended December 31, 2001, the Company purchased wireless call boxes from Mobile totaling approximately $477,000. Additionally, the Company earned $37,500 in commissions for generating sales of wireless call boxes on behalf of Mobile. Commissions earned by the Company are applied against the balance payable to Mobile, which was $200,442 at December 31, 2001 (See Note 8).

NOTE 8  - RISKS AND CONTINGENCIES

          The Company purchases the wireless call boxes that Mobile manufactures under an agreement that provides the Company an exclusive right to sell, distribute, market and lease the wireless call boxes. The agreement contains annual renewal options that are contingent upon certain provisions and unit volumes. The Company has not met the unit volumes required by the agreement, however, Mobile has continued to provide the Company with the exclusive rights provided in the agreement. A patent, recorded in the name of Mobile's president, on certain radio technologies used in the wireless call boxes positions Mobile as the sole source for the wireless call boxes currently marketed and sold by the Company.

NOTE 9  - LINE OF CREDIT

          The Company secured a $20,000 line of credit with a financial institution. The line carries interest at prime plus 1 percent. At December 31, 2001 the Company owed $19,100 on this line of credit.

                                       11